All Information is Preliminary and Subject to Change
Transaction

               Issuer      Residential Asset Securities Corporation
               Series      20043-KS2

           Collateral      $990 Million of Home Equity Mortgage Loans

             Servicer      Residential Funding Corporation

      Rating Agencies      Moody's, Fitch and S&P

Structure

  Credit Support
                   1-Excess Interest
                   2-Overcollateralization
                   3-Cross collateralization
                   4-Subordination

                     -------------------------------------------------------------------------------------------------------------------
                                                                                                       Initial               Stepdown
                          Class        Moody's      Fitch       S&P        Cpn Type        Amount       Size    Initial C/E     C/E
                     -------------------------------------------------------------------------------------------------------------------
                      Fixed Seniors      Aaa         AAA        AAA      Float / Fixed  256,650,000    88.50%      11.50%     27.90%
                          M-I-1          Aa2         AA          AA          Fixed       14,500,000     5.00%      6.50%      17.90%
                          M-I-2           A2          A          A+          Fixed       9,425,000      3.25%      3.25%      11.40%
                          M-I-3          Baa2        BBB        BBB+         Fixed       9,425,000      3.25%      0.00%       4.90%
                        OC Target         -           -                        -         7,105,000      2.45%        -           -
                     -------------------------------------------------------------------------------------------------------------------
                       Adj Seniors       Aaa         AAA        AAA          Float      584,500,000    83.50%      16.50%     37.30%
                          M-II-1         Aa2         AA          AA          Float       49,000,000     7.00%      9.50%      23.30%
                          M-II-2          A2         A+          A+          Float       38,500,000     5.50%      4.00%      12.30%
                          M-II-3         Baa2        BBB        BBB+         Float       28,000,000     4.00%      0.00%       4.30%
                        OC Target         -           -                        -         15,050,000     2.15%        -           -
                     -------------------------------------------------------------------------------------------------------------------
                     After the Stepdown Date the subordinates may receive principal payments

                     A Trigger Event exists with respect to any Distribution
                     Date on or after the Stepdown Date if either:
  Trigger Event      (i) The Product of a) 1.45 for Loan Group I and 2.00
                     for Loan Group II and b) 60+ day Delinquency Percentage
                     equals or exceeds the senior enhancement percentage (ii)
                     during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                     Distribution Dates                                            Cumulative Realized Loss Percentage
                                                                        Fixed Pool                                                Adjustable Pool
                     Months 37-48                 2.25% plus an additional 1/12 of 1.50% each month thereafter   4.00% plus an additional 1/12 of 2.00% each month
                                                                                                             thereafter
                     Months 49-60                 3.75% plus an additional 1/12 of 0.75% each month thereafter   6.00% plus an additional 1/12 of 1.25% each month
                                                                                                             thereafter
                     Months 61-72                4.50% plus an additional 1/12 of 1.00% each month thereafter   7.25% plus an additional 1/12 of 0.25% each month
                                                                                                             thereafter
                     Months 73 and thereafter    5.50% thereafter                                               7.50% thereafter

Loss Coverage

                                                    First Principal Loss
                                     ---------------------------------------------------
                                     ------------------------------------
                                                  Fwd LIBOR                         Fwd LIBOR + 150
                                     ----------------------------------------------------------------------------
                     -----------------
                         Severity        CDR      Cum Loss      WAL           CDR         Cum Loss       WAL
                     --------------------------------------------------------------------------------------------
    M-II-2                 45%          12.7%       13.5%       7.18         11.0%         12.0%        7.41
                           55%          10.3%       13.9%       7.49         9.0%          12.5%        7.70
                     --------------------------------------------------------------------------------------------
    M-II-3                 45%           8.5%       9.7%        8.39         6.9%           8.2%        8.68
                           55%           7.0%       10.1%       8.65         5.7%           8.4%        8.91
                     --------------------------------------------------------------------------------------------

                     12 month lag in recoveries
                     Trigger failing
                     Run to maturity
                     Defaults are in addition to prepayments
                     Cum Loss means Cum Loss for the both the Related and
                     NonRelated Group Run at the Pricing Speed

All Information is Preliminary and Subject to Change

         IssuerRASC 2004-KS2

Excess Spread for the Fixed Rate Group
------------------------------------------------

------------------------------------------------------------    ---------------------------------------------
                                    Static       Forward                                Static     Forward
    Period         Paydate        XS Spread      6m LIBOR         Period    Paydate   XS Spread   6m LIBOR
------------------------------------------------------------    ---------------------------------------------
       1          3/25/2004          355           1.20             52     6/25/2008     196        5.04
       2          4/25/2004          350           1.25             53     7/25/2008     197        5.09
       3          5/25/2004          349           1.31             54     8/25/2008     198        5.14
       4          6/25/2004          345           1.38             55     9/25/2008     199        5.19
       5          7/25/2004          343           1.45             56    10/25/2008     200        5.20
       6          8/25/2004          338           1.55             57    11/25/2008     201        5.21
       7          9/25/2004          334           1.66             58    12/25/2008     202        5.22
       8          10/25/2004         331           1.78             59     1/25/2009     203        5.22
       9          11/25/2004         323           1.92             60     2/25/2009     204        5.23
      10          12/25/2004         316           2.03             61     3/25/2009     205        5.23
      11          1/25/2005          307           2.16             62     4/25/2009     205        5.27
      12          2/25/2005          299           2.28             63     5/25/2009     205        5.31
      13          3/25/2005          291           2.39             64     6/25/2009     206        5.35
      14          4/25/2005          281           2.49             65     7/25/2009     206        5.38
      15          5/25/2005          273           2.60             66     8/25/2009     206        5.42
      16          6/25/2005          268           2.70             67     9/25/2009     207        5.46
                                                                ---------------------------------------------
      17          7/25/2005          263           2.80
      18          8/25/2005          258           2.91
      19          9/25/2005          252           3.01
      20          10/25/2005         247           3.10
      21          11/25/2005         243           3.21
      22          12/25/2005         239           3.30
      23          1/25/2006          235           3.40
      24          2/25/2006          230           3.49
      25          3/25/2006          226           3.59
      26          4/25/2006          222           3.68
      27          5/25/2006          217           3.78
      28          6/25/2006          212           3.87
      29          7/25/2006          208           3.96
      30          8/25/2006          207           4.05
      31          9/25/2006          206           4.14
      32          10/25/2006         206           4.19
      33          11/25/2006         205           4.22
      34          12/25/2006         204           4.26
      35          1/25/2007          203           4.29
      36          2/25/2007          203           4.32
      37          3/25/2007          202           4.34
      38          4/25/2007          187           4.41
      39          5/25/2007          189           4.48
      40          6/25/2007          191           4.55
      41          7/25/2007          191           4.62
      42          8/25/2007          191           4.69
      43          9/25/2007          191           4.76
      44          10/25/2007         191           4.78
      45          11/25/2007         191           4.81
      46          12/25/2007         191           4.83
      47          1/25/2008          192           4.85
      48          2/25/2008          193           4.87
      49          3/25/2008          194           4.89
      50          4/25/2008          195           4.94
      51          5/25/2008          195           4.99
------------------------------------------------------------

Run at 150% of the Pricing Speed
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change

All Information is Preliminary and Subject to Change

     Issuer      RASC 2004-KS2

Excess Spread for the Adjustable Rate Group
---------------------------------------------------------

---------------------------------------------------------------------
                        Forward     Fwd+150    Forward    Forward
  Period     Paydate   XS Spread   XS Spread  1m LIBOR    6m LIBOR
---------------------------------------------------------------------
     1      3/25/2004     520         380       1.10        1.20
     2      4/25/2004     502         347       1.13        1.25
     3      5/25/2004     505         355       1.16        1.31
     4      6/25/2004     491         337       1.25        1.38
     5      7/25/2004     496         347       1.26        1.45
     6      8/25/2004     487         334       1.29        1.55
     7      9/25/2004     476         323       1.40        1.66
     8     10/25/2004     477         330       1.44        1.78
     9     11/25/2004     451         300       1.64        1.92
    10     12/25/2004     452         306       1.69        2.03
    11      1/25/2005     431         280       1.83        2.16
    12      2/25/2005     417         267       1.96        2.28
    13      3/25/2005     425         289       2.12        2.39
    14      4/25/2005     389         239       2.23        2.49
    15      5/25/2005     387         242       2.33        2.60
    16      6/25/2005     368         218       2.43        2.70
    17      7/25/2005     366         221       2.54        2.80
    18      8/25/2005     345         196       2.64        2.91
    19      9/25/2005     335         186       2.74        3.01
    20     10/25/2005     335         190       2.84        3.10
    21     11/25/2005     314         165       2.94        3.21
    22     12/25/2005     315         171       3.04        3.30
    23      1/25/2006     517         369       3.14        3.40
    24      2/25/2006     506         359       3.24        3.49
    25      3/25/2006     534         402       3.32        3.59
    26      4/25/2006     487         342       3.42        3.68
    27      5/25/2006     490         350       3.51        3.78
    28      6/25/2006     468         323       3.60        3.87
    29      7/25/2006     535         423       3.70        3.96
    30      8/25/2006     513         396       3.79        4.05
    31      9/25/2006     503         387       3.89        4.14
    32     10/25/2006     508         398       3.98        4.19
    33     11/25/2006     485         371       4.06        4.22
    34     12/25/2006     491         382       4.15        4.26
    35      1/25/2007     559         506       4.24        4.29
    36      2/25/2007     550         498       4.33        4.32
    37      3/25/2007     614         576       4.13        4.34
    38      4/25/2007     538         480       4.20        4.41
    39      5/25/2007     541         485       4.27        4.48
    40      6/25/2007     522         461       4.34        4.55
    41      7/25/2007     582         556       4.41        4.62
    42      8/25/2007     562         532       4.47        4.69
    43      9/25/2007     557         526       4.54        4.76
    44     10/25/2007     569         543       4.61        4.78
    45     11/25/2007     548         517       4.67        4.81
    46     12/25/2007     560         534       4.74        4.83
    47      1/25/2008     583         553       4.80        4.85
    48      2/25/2008     578         549       4.87        4.87
    49      3/25/2008     631         611       4.70        4.89
    50      4/25/2008     594         564       4.75        4.94
    51      5/25/2008     607         583       4.81        4.99
---------------------------------------------------------------------

Run at 125% of the Pricing Speed
Fwd
Fwd+150
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction